UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

GENERAL FORM FOR REGISTRATION OF SECURITIES
Under Section 12(b) or (g) of the Securities Exchange Act of 1934

Sierra Resource Group, Inc.
(Exact Name of Small Business Issuer in its Charter)

Date of earliest event reported:
June 21, 2010

Nevada	000-25301	88-0413922
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

6586 Hypoluxo Rd., Suite 307, Lake Worth, Florida 33467
 (Address of Registrant's Principal Executive Offices) (Zip Code)

 (561) 369-1676

Securities to be Registered Under Section 12(b) of the Act: None

Securities to be Registered Under Section 12(g) of the Act:

Common Stock
$.001 Par Value
(Title of Class)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the small business issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our",  "our company" “Sierra” refer to Sierra Resource Group, Inc., a Nevada corporation. Medina Property Group LLC. is hereby referred to as Medina.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 23, 2010, Sierra Resource Group, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Medina Property Group LLC, a Florida limited liability company (“Medina”).  Pursuant to the Asset Purchase Agreement, and upon the terms and subject to the conditions thereof, the Company agreed to purchase 80% of certain assets of Medina (the “Acquisition”) known as the Chloride Copper Project, a former copper producer comprised of a mineral deposit and some infrastructure located near Kingston, Arizona (the “Mine”).  The purchase price for the Acquisition consists of the issuance at the closing of the Acquisition of an aggregate of 12,750,000 shares of the Company’s common stock in the name of Medina (the “Share Consideration”) and the payment of $125,000 to a third party designated by Medina in the Asset Purchase Agreement. The Closing conditions have been satisfied.

In addition, Black Diamond Realty Management, LLC returned 5,348,000 shares to treasury.

The completion of the Acquisition is subject to the satisfaction or waiver of a number of closing conditions set forth in the Asset Purchase Agreement, including among others, the delivery of a deed and bill of sale with respect to the Mine, the delivery of a stock certificate representing the Shares Consideration. The Acquisition formally closed on June 21, 2010.

The foregoing description of the Asset Purchase Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the copy of the Asset Purchase Agreement filed  on April 29, 2010 with the Securities and Exchange Commission as Exhibit 10.01 on Form 8-K and incorporated herein by reference.

The issuance of the securities above were effected in reliance on the exemptions for sales of securities  not involving a public  offering,  as set forth in Rule 506  promulgated  under the Securities Act of 1933, as amended (the  "Securities Act") and in Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

Chloride Copper Project

The Chloride Copper Mine property consists of 37 unpatented lode-mining claims and 12 mill site claims. The Chloride Copper Mine is an open pit mine with an existing SX/EW processing plant, a leach-solvent extraction-electro-winning process that utilizes smelter acid to produce copper from oxidized ores and mine wastes. The mine is located 24km northwest of Kingman, in the Wallapai District, Mohave County, Arizona.

Copper is traditionally known as the "red" metal after its natural color. However, it is also known as a "green" metal for the green patina that it acquires due to weathering. Indeed, patinized copper is the architectural focal point of many modern buildings for its natural look. Beyond this, however, copper can truly be cited as the "green" metal both for its role in protecting the natural environment through its use in energy-saving applications and for the achievements that have been realized in the production of the metal in an environmentally sound manner.

The energy efficiency resulting from the use of copper in high efficiency motors, electrical transformers, electrical wiring, heating elements, underground power lines, air conditioning and refrigeration equipment, electric vehicles, etc.

Based on management research, Copper mining has been contributing to the economy of Arizona since before the 16th Century. Beginning in the late 19th Century, copper mining and processing became one of the primary reasons which transformed Arizona from a wilderness to a modern industrial economy. The production of copper and byproduct metals, especially molybdenum, silver, and gold, remains an important part of the Arizona Economy.

The total impact of the copper industry on Arizona’s economy has shown a rising tendency as its direct impact increased. That total impact as of 2006, included combined direct and indirect contributions of:

$4.719 billion direct and indirect impact on the Arizona economy
$1.404 billion in personal income for Arizona residents
$2.990 billion in sales revenues for other Arizona businesses

(SOURCE: ARIZONA MINING ASSOCIATION)

Arizona copper producers in 2006 had mining and processing operations at various locations in Cochise, Gila, Greenlee, Mohave, Pima, Pinal, and Yavapai counties that also produced substantial amounts of molybdenum, gold, silver, and other metals as byproducts in the production of copper. Arizona copper producers exported about 8% of the metals they produced to other countries, particularly in the Far East. Those exports brought in $437 million.

Arizona copper industry workers have among the highest rates of pay in the state, exceeding the average of $55,700 for manufacturing by 6%. (Source Arizona mining authority).

Management assessed what makes copper and copper-based products so valuable to us and why do societies depend on them. Copper’s chemical, physical and aesthetic properties make it a material of choice in a wide range of domestic, industrial and high technology applications. Copper is ductile, corrosion resistant, malleable, and an excellent conductor of heat and electricity. Alloyed with other metals, such as zinc (to form brass), aluminum or tin (to form bronzes) or nickel, it can acquire new characteristics for use in highly specialized applications. In fact, society’s infrastructure is based, in part, upon copper. For instance, copper is used to: conducting electricity and heat, communications, transporting water and gas, roofing, gutters and downspouts, protecting plants and crops, and as a feed supplement, making statues and other forms of art.

Copper has been in use for 10,000 years, yet it is still a high technology material, as evidenced by the development of the copper chip by the semiconductor industry.

Arizona:

Modern-day Arizona has been shaped by many cultures, inventions and events. Native Americans, Spaniards, Mexicans and Europeans are just a few of the cultures that have made their marks and their homes in the Grand Canyon State. Meanwhile, inventions like air conditioning and events like the building of railroads and freeways have made it possible for people to live comfortably in the desert. What all these cultures, inventions and events have in common is a relationship to mining.

While mining brought people of many cultures to Arizona in search of fortunes, it was the minerals mined, like copper that provided for better living in the region. Without copper there could be no electricity and without electricity it is doubtful that Arizona's economy would have grown as it did.

Mining also helped shape the spirit and the personality of the region. Arizonans have long been described as "fiercely independent, adventurous and industrious" — all traits typical of early miners who helped settle this area. By understanding those miners, their challenges and their triumphs, one can better understand how Arizona has changed over the years and continues to prosper. Copper mining did not become important in Arizona until the 1890s. In most cases the copper camps of the 1890s were camps that had earlier mined other minerals, usually silver.

Since the 1950s relations between mining companies and organized labor have improved creating more flexibility, improving benefits, reducing levels of supervision and empowering employees. This new “team” concept of working is creating a more productive, unified workforce.
Arizona lead the United States in copper production, with approximately 65 percent of the copper produced in the United States coming from Arizona mines. (Source Arizona mining authority).

The Chloride Copper Project in Arizona:

The Company acquired 80% interest in the Chloride Copper project in June 2010. The property was formerly known as Emerald Isle. The Chloride Copper Mine property consists of 37 unpatented lode-mining claims and 12 mill site claims. The mine is located 24km northwest of Kingman, in the Wallapai District, Mohave County, Arizona. The Chloride Copper Mine is an open pit mine with an existing SX/EW processing plant, (leach-solvent extraction-electro-winning process that utilizes smelter acid to produce copper from oxidized ores and mine wastes). It operated at the site from 1995 before being idled in 1996 due to bankruptcy filing by the owner, at that time, (Arimetco).

The Chloride Copper deposit is hosted by late tertiary conglomerates and, to a lesser extent, by Quaternary alluvium and Cretaceous granitic rocks. Copper mineralization at Chloride Copper is in the form of mineralized lenses contained within a paleochannel a few thousands of feet long and up to 750 feet wide. The source of copper at Chloride Copper is interpreted to be the low grade porphyry-type copper mineralization at Alum Wash, about 3.5 miles northeast of the Chloride Copper deposit.

The mineralization is characterized by dark blue to black rock similar to the Exotica deposit, a satellite of the huge Chuquicamata copper deposit in Chile.  Past exploration (seismic survey by Arimetco) results suggest that a paleochannel similar to the one hosting the Chloride Copper deposit may be present south of the current open pit.

It is the intent of management to re-tool the existing plant and begin to operate within 6 months of receiving funding.  In addition, the existing open pit can be expanded to accommodate the deposit south of the current pit.

Chloride Copper Project Highlights:

•	NI43-101 compliant technical report by Scott Wilson Roscoe Postle Associates (“RPA Report”).
•
RPA Report estimates that Chloride Copper contains an indicated resource of 2.22 million tons grading 0.625% TCu (total copper) at a cut-off grade of 0.03% TCu and 10 ft. minimum vertical thickness (27.5 million pounds of copper).

•
It is estimated by management, but not guaranteed, that once in production, the plant has the capacity of processing up to 450,000 pounds of copper per month for a period of 5 years without any further expansion or exploration, for a total of approximately 27,000,000 pounds of copper.

•
The SX/EW process has provided the copper industry with a tool that makes the extraction of copper from its ores significantly more environmentally friendly than by the use of the conventional smelting process.

Executive Summary

1. Objectives:

•	To take the property into production within 6 months and to expand the existing pit to the south in 5 years.
•	Maintain environmentally friendly policies while impacting the local economy in an exponentially positive manner.
•	The company will strive for maximum revenue return and cost reduction, thus, creating value added for our shareholders.

2. Vision:

•
We are representative of a modern socially and environmentally responsible mining industry that pushes for development while generating social progress and protecting our natural resources. By providing jobs and adding to the local economy we work together with local governments to help our communities overcome adverse economic cycles.

•	We represent a new vision for our industry that sets aside all predatory practices of the past.

3. The SX/EW Process:

•
The SX/EW Process is a hydrometallurgical process since it operates at ambient temperatures and the copper is in either an aqueous environment or an organic environment during its processing until it is reduced to the metal.

•
Because of its dependence on sulfuric acid, the SX/EW Process is at present not a substitute for, but rather an adjunct to conventional smelting. However, it is also applicable in locations where smelter acid is not available by the purchase of sulfuric acid or the manufacture of sulfuric acid from sulfur or pyrite.

•
It offers the opportunity to recover copper from an entirely different set of ores and mining byproducts than is possible by smelting; namely, oxidized materials. These may be mined copper minerals that are in oxidized form - minerals such as Azurite (2CuCO3 · Cu(OH)3), Brochantite (CuSO4), Chrysocolla (CuSiO3 · 2H2O) and Cuprite (Cu2O), residual copper in old mine waste dumps whose sulfide minerals have been oxidized by exposure to the air or sulfididic copper minerals that have been oxidized by another new technology - bacterial leaching.

•
The process can be used to extract copper in situ. That is, without removing the material from the waste pile or from the ground. The net result of the use of this process is that copper can be produced from sources that in the past would have gone untouched, thus reducing the reliance on conventional ore bodies.

•
This process is capable of removing copper from waste materials where otherwise it would have been considered a contaminant to the environment. In the United States, for example, copper is considered to be a toxic material released to the environment once it is mined, (under Emergency Planning and Community Right-to-Know Act (EPCRA) and the Environmental Protection Agency's Toxic Release Inventory (TRI)).

•	Copper mine dumps and flotation tailings constitute a significant inventory of copper that is considered to be a contaminant to the environment under TRI.

•
The SX/EW process, itself, has very little environmental impact because its liquid streams are very easily contained. There is no effluent inasmuch as all impurities are returned to the site where they originated and the sulfuric acid is eventually neutralized by the limestone in the ore body or waste dump where it is deposited as calcium sulfate (gypsum) - a very insoluble substance.

•
The SX/EW Process has its roots in analytical chemistry where it is used to separate one metallic ion from another. It was first used as a large-scale process during World War II for the recovery of uranium from its ores. The key to the process is the development of organic extractants that are specific to the metal to be extracted.

•
The process involves leaching the material with a weak acid solution. This solution, known as pregnant liquor, is recovered and then contacted with an organic solvent, referred to as the extractant, in the solvent extraction stage (SX). Here the copper is extracted away from the aqueous phase leaving behind most of the impurities that were in the leach solution. Since the copper ion is exchanged for hydrogen ion, the aqueous phase is returned to its original acidity and recycled to the leaching step of the process.

•
Meanwhile, the copper-bearing organic phase is stripped of its copper by contacting it with a strongly acidified aqueous solution at which time the copper is moved to the aqueous phase while the organic phase is reconstituted in its hydrogen form.

•
The copper-bearing aqueous phase is advanced to the electro-winning (EW) stage of the process while the barren organic phase is returned to the extraction stage of the process. In the electro-winning stage of the process the copper is reduced electrochemically from copper sulfate in solution to a metallic copper cathode. Electrowon copper cathodes are as pure as or purer than electro-refined cathodes from the smelting process. Thus they are well received by the market.

•
Whereas the conventional process requires an estimated 65 MJ/kg of energy (not including scrap recycling) the SX/EW process requires an estimated 15 MJ/kg (from heap or dump leaching) to 36 MJ/kg. (from mined and crushed ore). In addition to variations in energy consumption based on the origin of the material leached, there are also variations based on the particular circumstances of the installation. In the United States, for example, the energy requirement for SX/EW processing of heap or dump leaching ranges from an estimated 10 MJ/kg to 25 MJ/kg - the difference being largely the pumping costs. In the case of the higher energy consumer, the pregnant liquor is pumped five miles from the leach site to the SX/EW plant.

•
The electro-winning of copper requires considerably more electrical energy than does the electro-refining process - an average of about 8 MJ/kg for electro-winning vs about 1.5 MJ/kg for electro-refining. In electro-winning the copper must be reduced from the cupric form to metal; whereas, in electro-refining the copper is already in metallic form and is merely transported from the anode to the cathode to purify it. Steps are under development to reduce the energy requirement of electro-winning by about 40% by a modification of the anode reaction.

•
Another advantage of the process is its low capital investment requirement relative to the smelting process and its ability to be operated economically in a small scale. In China, for example, where copper deposits are not plentiful and tend to be small, there are 40 to 50 "mom & pop" leaching operations involving SX/EW.

4. Chloride Copper:

•	The Chloride Copper Project is located approximately 24 km northwest of the City of Kingman, Arizona and some 160 km south of Las Vegas, Nevada.
•	The population of Kingman is about 29,000 and the city is situated close to US Interstate Highway 40 within the Wallapai mining district, Mohave County, Arizona.
•	This property was formerly known as the Emerald Isle Property.
•	Access to the Chloride Copper property is by paved roads. Logistical support in terms of power and telephone lines is available at Kingman, which is linked to the Arizona Power grid.
•	Water is available from the county, the wells near the property and from the Mineral Park Mine nearby.
•	Infrastructure is good for mining activities since the area has a history of gold and copper mining.
•	Infrastructure for mining for mining equipment and personnel also are available at Phoenix and near Tucson, in southern Arizona, where a number of open pit copper mines are located.
•	A high power voltage line runs alongside Interstate Highway 40, about 2 km from the property.
•
The project comprises a mineral deposit and some infrastructure, which includes: a small open pit mine, an SX/EW plant, a leach pad with mineralized material for heap leaching, a pad with tailings from previous leaching and processing, three small low grade stockpiles and mine infrastructure including some buildings, office trailer and equipment.

•	The Chloride Copper deposit is hosted by Late Tertiary conglomerates and to a lesser extent, by Quaternary alluvium and Cretaceous granitic rocks.
•	Mineral resources have been estimated from 135 previous rotary and reverse circulation drill holes. Based on the review of past and recent exploration data:
•	The 2004 SGV drilling program has been carried out in a systematic manner and is well documented.
•	The new SGV drilling results have on an overall basis confirmed the previous drilling results, although there might be variability between individually twinned holes.
•	Past exploration (seismic survey by Ameritco) results suggest that a paleochannel similar to the one hosting the Chloride Copper deposit may be present south of the current open pit.
•	NI43-101 compliant technical report by Scott Wilson Roscoe Postle Associates (“RPA Report”).
•
RPA Report estimates that Chloride Copper contains an indicated resource of 2.22 million tons grading 0.625% TCu (total copper) at a cut-off grade of 0.03% TCu and 10 ft. minimum vertical thickness (27.5 million pounds of copper).

•
The SX/EW process has provided the copper industry with a tool that makes the extraction of copper from its ores significantly more environmentally friendly than by the use of the conventional smelting process.

•
It is estimated by management, but not guaranteed, that once in production, the plant has the capacity of processing up to 450,000 pounds of copper per month for a period of 5 years without any further expansion or exploration, for a total of approximately 27,000,000 pounds of copper.

RISK FACTORS

As a smaller reporting company we are not required to provide a statement of risk factors. However, we believe this information may be valuable to our shareholders for this filing. We reserve the right to not provide risk factors in our future filings. Each of these risk factors could adversely affect our business, operating results and financial condition, as well as adversely affect the value of an investment in our common stock. Our primary risk factors and other considerations include:

Our business, following the merger with Medina is subject to numerous risk factors, including the following:

NO OPERATING HISTORY OR REVENUE AND MINIMAL ASSETS.

Prior to the merger, we have had no operating history nor any revenues or earnings from operations. We had no significant assets or financial resources. We will, in all likelihood, sustain operating expenses without corresponding revenues, at least until the consummation of a business combination. This may result in us incurring a net operating loss which will increase continuously until we can consummate a business combination with a target company. There is no assurance that we can identify such a target company and consummate such a business combination.

SPECULATIVE NATURE OF THE COMPANY'S PROPOSED OPERATIONS.

The success of our proposed plan of operation will depend to a great extent on the operations, financial condition and management of the identified target company. While management will prefer business combinations with entities having established operating histories, there can be no assurance that we will be successful in locating candidates meeting such criteria. In the event we complete a business combination, of which there can be no assurance, the success of our operations will be dependent upon management of the target company and numerous other factors beyond our control.

SCARCITY OF AND COMPETITION FOR BUSINESS OPPORTUNITIES AND COMBINATIONS.

We are and will continue to be an insignificant participant in the business of seeking mergers with and acquisitions of business entities. A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies which may be merger or acquisition target candidates for us. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than us and, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, we will also compete with numerous other small public companies in seeking merger or acquisition candidates.

IMPRACTICABILITY OF EXHAUSTIVE INVESTIGATION; FAILURE TO MEET ITS FIDUCIARY OBLIGATIONS.

Our limited funds and the lack of full-time management will likely make it impracticable to conduct a complete and exhaustive investigation and analysis of a target company. The decision to enter into a business combination, therefore, will likely be made without detailed feasibility studies, independent analysis, market surveys or similar information which, if we had more funds available to it, would be desirable. We will be particularly dependent in making decisions upon information provided by the principals and advisors associated with the business entity seeking our participation. Management may not be able to meet its fiduciary obligation to us and our stockholders due to the impracticability of completing thorough due diligence of a target company. By its failure to complete a thorough due diligence and exhaustive investigation of a target company, we are more susceptible to derivative litigation or other stockholder suits. In addition, this failure to meet our fiduciary obligations increases the likelihood of plaintiff success in such litigation.

REPORTING REQUIREMENTS MAY DELAY OR PRECLUDE ACQUISITION.

Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act") requires companies subject thereto to provide certain information about significant acquisitions including audited financial statements for the company acquired covering one or two years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target companies to prepare such financial statements may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by us. Acquisition prospects that do not have or are unable to obtain the required audited statements may not be appropriate for acquisition so long as the reporting requirements of the Exchange Act are applicable.

LACK OF MARKET RESEARCH OR MARKETING ORGANIZATION.

We have neither conducted, nor have others made available to it, market research indicating that demand exists for the transactions contemplated by us. Even in the event demand exists for a transaction of the type contemplated by us, there is no assurance we will be successful in completing any such business combination.

LACK OF DIVERSIFICATION.

Our proposed operations, even if successful, will in all likelihood result in our engaging in a business combination with only one target company. Consequently, our activities will be limited to those engaged in by the business entity which we will merge with or acquire. Our inability to diversify its activities into a number of areas may subject us to economic fluctuations within a particular business or industry and therefore increase the risks associated with our operations.

PROBABLE CHANGE IN CONTROL AND MANAGEMENT.

A business combination involving the issuance of our common stock will, in all likelihood, result in shareholders of a target company obtaining a controlling interest in the Company. Any such business combination may require our shareholder to sell or transfer all or a portion of their common stock. The resulting change in control of the Company will likely result in removal of the present officer and director of the Company and a corresponding reduction in or elimination of her participation in the future affairs of the Company.

THE REGULATION OF PENNY STOCKS BY SEC AND FINRA MAY DISCOURAGE THE TRADABILITY OF THE COMPANY'S SECURITIES.

The Company is a "penny stock" company.  None of its securities  currently trade in any  market  and,  if  ever  available  for  trading,  will be  subject  to a Securities  and Exchange  Commission  rule that imposes  special sales  practice requirements upon  broker-dealers who sell such securities to persons other than established customers or accredited  investors.  For purposes of the rule,  the phrase "accredited investors" means, in general terms,  institutions with assets in  excess  of  $5,000,000,  or  individuals  having a net  worth in  excess  of $1,000,000  or having an annual  income that  exceeds  $200,000  (or that,  when combined with a spouse's income, exceeds $300,000).  For transactions covered by the rule, the broker-dealer must make a special suitability determination of the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Effectively, this discourages broker-dealers from executing trades in penny stocks. Consequently, the rule will affect the ability of purchasers in this offering to sell their securities in any market that might develop, because it imposes additional regulatory burdens on penny stock transactions.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks". Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3,  15g-4,  15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934,  as amended.  Because our securities constitute “penny stocks" within the meaning of the rules, the rules would apply to us and to our securities.  The rules will further affect the ability of owners of shares to sell their securities in any market that might develop for them because it imposes additional regulatory burdens on penny stock transactions.

Shareholders  should  be  aware  that,  according  to  Securities  and  Exchange Commission,  the  market  for penny  stocks has  suffered  in recent  years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are  often  related  to the promoter or issuer; (ii) manipulation of prices through prearranged  matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices   involving   high-pressure   sales  tactics  and  unrealistic   price projections  by  inexperienced  sales persons;  (iv)  excessive and  undisclosed bid-ask  differentials  and  markups  by  selling  broker-dealers;  and  (v) the wholesale dumping of the same securities by promoters and  broker-dealers  after prices have been manipulated to a desired level,  leaving investors with losses. Our management is aware of the abuses that have occurred historically in the penny stock market.  Although  we do not expect to be in a position  to  dictate  the  behavior  of the  market  or of  broker-dealers  who participate  in the  market,  management  will  strive  within the  confines  of practical  limitations to prevent the described  patterns from being established  with respect to the Company's securities.

RULE 144 SALES IN THE FUTURE MAY HAVE A DEPRESSIVE EFFECT ON THE COMPANY'S STOCK PRICE.

All of the outstanding shares of common stock held by the present officers, directors, and affiliate stockholders are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended.  As restricted shares, these shares may be resold only  pursuant to an effective  registration statement or under the requirements of Rule 144 or other  applicable  exemptions from  registration  under  the  Act  and  as  required  under  applicable  state securities laws.  Officers, directors and affiliates will be able to sell their shares if this Registration Statement becomes effective.  Rule 144 provides in essence  that a person who is an  affiliate  or officer or director who has held restricted  securities for six months may, under certain conditions,  sell every three months, in brokerage transactions, a number of shares that does not exceed the  greater of 1.0% of a  company's  outstanding  common  stock. There is no  limit  on  the  amount  of  restricted  securities  that  may be  sold  by a nonaffiliate after the owner has held the restricted  securities for a period of six months if the company is a current,  reporting  company under the '34 Act. A sale under Rule 144 or under any other exemption from the Securities Act of 1933, if available,  or pursuant  to  subsequent  registration  of  shares of  common  stock of  present  stockholders, may have a depressive effect upon the price of the common stock in any market that may develop. In addition, if we are deemed a shell company pursuant to Section 12(b)-2 of the Act, our "restricted securities”, whether held by affiliates or non-affiliates, may not be re-sold for a period of 12 months following the filing of a Form 10 level disclosure (specifically, this Form 8-K) or registration pursuant to the Act.

THE COMPANY’S INVESTORS MAY SUFFER FUTURE DILUTION DUE TO ISSUANCES OF SHARES FOR VARIOUS CONSIDERATIONS IN THE FUTURE.

There may be substantial dilution to the Company's shareholders purchasing in future offerings as a result of future decisions of the Board to issue shares without shareholder approval for cash, services, or acquisitions.

THE STOCK WILL IN ALL LIKELIHOOD BE THINLY TRADED AND AS A RESULT INVESTORS MAY BE UNABLE TO SELL AT OR NEAR ASK PRICES OR AT ALL IF THEY NEED TO LIQUIDATE SHARES.

Our shares of common stock, if listed, may be thinly-traded on the OTC Bulletin Board, meaning that the number of persons interested in purchasing our common shares at or near ask prices at any given time may be relatively small or non-existent.  This situation is attributable to a number of factors,  including  the fact  that it is a small  company  which is  relatively unknown to stock analysts, stock brokers,  institutional investors and others in the investment  community that generate or influence sales volume, and that even if the  Company  came  to  the  attention  of  such  persons,  they  tend  to be risk-averse  and would be reluctant to follow an unproven,  early stage  company such as ours or  purchase  or  recommend  the  purchase  of any of our Securities  until  such  time  as it  became  more  seasoned  and  viable.  As a consequence,  there may be periods of several days or more when trading activity in the  Company's  Securities  is  minimal or  non-existent,  as  compared  to a seasoned  issuer which has a large and steady  volume of trading  activity  that will  generally  support  continuous  sales  without  an  adverse  effect on the Securities  price.  We cannot give investors any assurance that a broader or more active public trading market for the Company's common securities will develop or be sustained, or that any trading levels will be sustained.  Due to these conditions, we can give investors no assurance that they will be able to sell their shares at or near ask prices or at all if they need money or otherwise desire to liquidate their securities of the Company.

Reports to Security Holders

The public may read and copy any materials we file with the Securities and Exchange Commission (“SEC”).  at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20002. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at (http://www.sec.gov).

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS PLAN OF OPERATION

The following discussion and analysis should be read in conjunction with our financial statements and related notes thereto included elsewhere in this registration statement. Portions of this document that are not statements of historical or current fact are forward-looking statements that involve risk and uncertainties, such as statements of our plans, objectives, expectations and intentions. The cautionary statements made in this registration statement should be read as applying to all related forward-looking statements wherever they appear in this registration statement. From time to time, we may publish forward-looking statements relative to such matters as anticipated financial performance, business prospects, technological developments and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. All statements other than statements of historical fact included in this section or elsewhere in this report are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, the following: changes in the economy or in specific industry sectors; changes in operating expenses; the effect of price increases or decreases; the variability and timing of business opportunities including acquisitions, alliances, customer agreements and supplier authorizations; our ability to realize the anticipated benefits of acquisitions and other business strategies; the incurrence of debt and contingent liabilities in connection with acquisitions; changes in accounting policies and practices; the effect of organizational changes within the Company; the emergence of new competitors; adverse state and federal regulation and legislation; and the occurrence of extraordinary events, including natural events and acts of God, fires, floods and accidents.

Sierra Resource Group, Inc. acquired an 80% interest in the Chloride Copper Mine on June  18, 2010.  The Chloride Copper Mine property consists of 37 unpatented lode mining claims and 12 millsite claims and it is located 24km northwest of Kingman, in the Wallapai District, Mohave County, Arizona. The Chloride Copper Mine is an open pit mine and the existing SXEW processing plant.

The Chloride Copper Mine deposit is hosted by Late Tertiary conglomerates and, to a lesser extent, by Quaternary alluvium and Cretaceous granitic rocks. Copper mineralization at Chloride Copper Mine is in the form of mineralized lenses contained within a paleochannel a few thousands of feet long and up to 750 feet wide. The source of copper at Chloride Copper Mine is interpreted to be the low grade porphyry-type copper mineralization at Alum Wash, about 3.5 miles northeast of the Chloride Copper Mine deposit. The mineralization is characterized by dark blue to black rock similar to the Exotica deposit, a satellite of the huge Chuquicamata copper deposit in Chile

It’s management’s intent to secure funding in order to put the Chloride Copper mine into production.  We have no commitments for any funding as of yet and will not be able to maintain an on-going business unless we are able to secure funding in the short-term.

Our company currently employs 1 security guard and 1 maintenance person on the property.  Currently management includes the temporary CEO and 1 other board member. Total employees by the end of the month is expected to increase to a total of 6 employees which will include the Chief Executive Officer,  Chief Financial Officer, VP of Human resources,  Investor relations, property maintenance person and security guard.  Once the Copper mine goes into production the company will employ no more than 20 employees.   There are currently no management contracts signed, however, this will change once the positions are filled with permanent employees. The following discussion and analysis of our financial condition and results of operations is intended to assist you in understanding our financial position as of June 15 2010. The attached pro-forma forecasts operations until 2015.  We have not included a discussion of our financial condition or results of operations for any prior periods because we did not generate revenue or have significant operations prior to June 15 2010, when we completed our acquisition of an 80% interest of the Chloride Copper Mine.  Prior to this acquisition we had no significant operating assets or revenue.

The statements in this discussion regarding market conditions and outlook, expectations regarding future performance, our liquidity and capital resources and other statements are subject to numerous risks and uncertainties, including, but not limited to, the risks and uncertainties described under “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors.” Actual results may differ materially from those contained in or implied by any forward-looking statements.

Overview

Our Business

We are an international mining company focused on exploration and mining, including but not limited to operating a copper mine. Our primary business is to operate the Chloride Copper Mine in Arizona, (the acquisition).

The following table sets forth certain information concerning the ownership status of the Chloride Copper Mine.

Name	Percentage of ownership
Sierra Resource Group, Inc.	80%
Medina Property Group, LLC	20%

Business Outlook

Generally

Expectations about future infrastructure growth have historically been a key driver for copper demand.  It is the industry consensus that global copper consumption will increase by about 5% percent in 2010 to approximately 18.5 million metric tons and Copper could average $8,000 per metric ton in the second quarter of 2010 due to strong industrial production (IP) growth (7 percent) in 2010.  In addition, demand by the year 2035 this could increase to 37 million metric tons. (source CRU Forecasts).

Despite the global economic downturn and the volatility in base metal prices demand for copper has remained strong due to demand from China and speculation on that demand.

Key Drivers of Our Business

Revenue

Our revenue depends principally upon the amount of copper we can produce. Maximum capacity in our plant in the Chloride Copper mine is approximately 450,000 pounds per month or 5,400,000 pounds per year but there can be no assurances that we will achieve capacity.

Operating Expenses

Our operating expenses are primarily affected by cost of labor, repairs and maintenance as well as utilization of our plant. Some of our costs are fixed in nature or do not vary at the same time or to the same degree as changes in revenue. For instance, the price of red-dye diesel.

General and Administrative Expenses.

General and administrative expenses are estimate at $7,000,000 million for the 2011.  For 2012 they increase to $10,000,000; 2013 to $11,000,000; 2014 to $12,000,00; 2015 to $12,500,000. The primary cost increases were in compensation expense, travel expense, professional fees, compliance expense and insurance expense. The general and administrative costs, including marketing costs for the issuer, are included in our general and administrative expenses. .

Interest Income. Should be negligible .

Liquidity and Capital Resources

As of June 18, 2010 we do not have liquidity and or capital resources. The company must raise funds in order to maintain an on-going business. It’s the company’s plan to raise working capital funds privately through it’s existing shareholders and raise enough funds to begin mining operations on Chloride Copper through loans and/or private equity.

Critical Accounting Policies and Accounting Estimates:

The preparation of financial statements and related disclosures in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the policies below as critical to our business operations and the understanding of our financial operations. The impact of these policies and associated risks are discussed in this Management’s Discussion and Analysis of Financial Condition and Results of Operation where such policies affect our reported and expected financial results.

Market Risk:

Market risk is the sensitivity of income to changes in interest rates, foreign exchanges, commodity prices, equity prices and other market driven rates or prices. We do not foresee engaging in any substantive commercial business in 2010; however our we intend to beging producing copper from our Chloride Copper mine in January 2011. Although our production from Chloride Copper mine will not be substantial enough to sell our product, (copper) outside of the United States if management changes its business plan and sells outside the United State than we will be exposed to the risks associated with foreign exchange rates, commodity prices, and equity prices. We do not anticipate entering into derivatives or other financial instruments for trading or speculative purposes.

Our company’s sole product and sole source of revenue will be the production and sale of Copper, at this time. This will place the company at major risk should commodity prices drop, specifically the price of copper in the world market. In addition, the SX/EW process the company will use for it’s production relies on other commodities to produce copper such as red-dye diesel and if these prices were to rise the company’s profitability will be affected directly.

Interest Rate Risk

Our company intends to apply for loans to assist in its operations and will be subject all risks associated with Interest Rate Risk.

Property and Equipment.

See attached exhibits to this Report.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Our operations do not employ financial instruments or derivatives which are market sensitive and we do not have financial market risks.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table lists stock ownership of our Common Stock as of June 23, 2010 after the consummation of the asset purchase with Median and the separate resignations and appointments of directors and officers. The information includes beneficial ownership by (i) holders of more than 5% of our Common Stock, (ii) each of three directors and executive officers and (iii) all of our directors and executive officers as a group. Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Class(1)

James M . Stonehouse 6586 Hypoluxo Rd., Suite 307, Lake Worth, Florida 33467	0	0%

Paul Enright 6586 Hypoluxo Rd., Suite 307, Lake Worth, Florida 33467	0	0%

All Executive Officers and Directors as a Group (2 Persons)	0	0%

Black Diamond Realty Management, LLC(2)	3,167,000	16. %

Medina Property Group LLC(3)	12,750,000	65%

(1) Based on 19,592,000 (giving effect to shares retired by Black Diamond Realty Management LLC and shares issued to medina)

(2) The stockholder’s address is 498 Newtown Road, Littleton, MA 01450 and the stockholder is controlled by Brian Hebb.

(3) The stockholder’s address is 2665 Executive Park Drive, Suite #2 Weston FL 33331 and the stockholder is controlled by George Medina.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

Post-Merger Management

Name	Age	Positions and Offices Held

James M. Stonehouse	57	Chief Executive officer, Director

Paul Enright	47	Director

James M. Stonehouse, CA Professional Geoscientist # 5518

From August, 2009 to the present, Mr. Stonehouse has been an independent consultant in the mining industry.  From January, 2007 through August, 2009, Mr. Stonehouse was Vice President of Operations- Quito, Ecuador and Prescott, Arizona for Copper Mesa Mining Corporation. From September, 2005 through May 2007, Mr. Stonehouse was Vice President Exploration for Channel Resources Ltd. in Quito, Ecuador.  From Janaury, 2005 through September, 2005, Mr. Stonehouse was Vice President Operations and Manager Mine Construction for Frontier Mining Ltd. in Almaty and Kurchatov, Kazakhstan.  Mr. Stonehouse has a BA with honors in Earth Sciences, 1974 from Dartmouth  College and a MA  Earth Sciences, 1976 from Dartmouth College.

Paul Enright

Mr. Paul Enright from 2003 -2005 has been an Independent Consultant for Public Companies. Mr. Paul Enright is also a partner and founder of Hoss Capital LLC from 02/21/07 to current and also partner and founder of Technology Partners LLC from 01/11/2006 to current and is an acting Manager in both LLC's. In April of
2008 to December of 2008 Mr. Paul Enright has acted as the Vice -President of
Business Development for Marine Exploration Inc. From December 10, 2008 to the present, Paul D. Enright has acted as President and Director of Marine Exploration Inc.

Audit Committee Financial Expert

The Company does not have an audit committee or a compensation committee of its board of directors. In addition, the Company’s board of directors has determined that the Company does not have an audit committee financial expert serving on the board. When the Company develops its operations, it will create an audit and a compensation committee and will seek an audit committee financial expert for its board and audit committee.

CONFLICTS OF INTEREST
There are no conflicts of interest with any officers, directors or executive staff.

EXECUTIVE COMPENSATION.

None of our officers and/or directors receive any compensation for their respective services rendered to the Company, nor have they received such compensation in the past. They all have agreed to act without compensation until authorized by the Board of Directors, which is not expected to occur until we have generated revenues from operations after consummation of a merger or acquisition. As of the date of this report, we have no funds available to pay directors. Further, none of the directors are accruing any compensation pursuant to any agreement with us.
We have not adopted any retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of our directors, officers and/or employees.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS, CONFLICTS OF INTEREST

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by us for the benefit of its employees.

DESCRIPTION OF SECURITIES

Our authorized capital stock consists of 160,000,000 shares of capital stock of which 150,000,000 are designated as Common Stock, par value $.001 per share and 10,000,000 are designated as Preferred Stock of which the rights, preferences and designations shall be determined by the Board of Directors. The following statements relating to the Common Stock set forth the material terms of our securities; however, reference is made to the more detailed provisions of, and such statements are qualified in their entirety by reference to, the Certificate of Incorporation, amendment to the Certificate of Incorporation and the By-laws, copies of which are filed as exhibits to this Form 8-K.

COMMON STOCK

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefore. In the event of a liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are fully paid and non-assessable. Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized stock, unless otherwise required by law or stock exchange rules.

DIVIDENDS

Dividends, if any, will be contingent upon our revenues and earnings, if any, capital requirements and financial conditions. The payment of dividends, if any, will be within the discretion of our Board of Directors. We presently intend to retain all earnings, if any, for use in its business operations and accordingly, the Board of Directors does not anticipate declaring any dividends prior to a business combination.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Neither our Articles of Incorporation nor Bylaws prevent us from indemnifying our officers, directors and agents to the extent permitted under the Nevada Revised Statute ("NRS"). NRS Section 78.502, provides that a corporation shall indemnify any director, officer, employee or agent of a corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with any the defense to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to Section 78.502(1) or 78.502(2), or in defense of any claim, issue or matter therein.

NRS 78.502(1) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

NRS Section 78.502(2) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals there from, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

NRS Section 78.747, provides that except as otherwise provided by specific statute, no director or officer of a corporation is individually liable for a debt or liability of the corporation, unless the director or officer acts as the alter ego of the corporation. The court as a matter of law must determine the question of whether a director or officer acts as the alter ego of a corporation.

No pending material litigation or proceeding involving our directors, executive officers, employees or other agents as to which indemnification is being sought exists, and we are not aware of any pending or threatened material litigation that may result in claims for indemnification by any of our directors or executive officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed hereby in the Securities Act and we will be governed by the final adjudication of such issue.

ITEM  2.01 - ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.01 above.

ITEM  3.02 - UNREGISTERED SALE OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM  5.01 – CHANGES IN CONTROL OF REGISTRANT.

See Item 1.01 above.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

See Item 1.01 above (“Directors, Executive Officers, Promoters And Control Persons”). In addition, On June 18, 2010 Michael Doherty resigned as Director, President (Principal Executive Officer), Chief Financial Officer, and Secretary of the Company. Mr. Doherty had no disagreement with the Company on any matter related to Sierra’s operations, policies or practices.  On June 18, 2010, Joshua Rohbock resigned as Director. Mr. Rohbock had no disagreement with the Company on any matter related to Sierra’s operations, policies or practices. On June 18, 2010, James M. Stonehouse and Paul Enright were appointed as members of the Company’s Board of Directors to serve until his successor is elected and qualified or his earlier death or resignation.

ITEM 5.03.  AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The Articles of Incorporation were amended to reflect authorized capital stock consists of 160,000,000 shares of capital stock of which 150,000,000 are designated as Common Stock, par value $.001 per share and 10,000,000 are designated as Preferred Stock of which the rights, preferences and designations shall be determined by the Board of Directors. The forward split, previously ratified by the majority of shareholders of the Company was not enacted.

SECTION 5.06 - CHANGE IN SHELL COMPANY STATUS.

As a result of the transaction described in Item 101 above, the Company has ceased being a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

SECTION 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired 99.1 Emerald Isle Cash Flow Analysis

(d)	Exhibits

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated April 23, 2010, by and among Sierra Resource Group, Inc. and Medina Property Group LLC*
3.1	Articles of Incorporation
3.1(a)	Amendments to the Articles of Incorporation
3.2	Bylaws
10.1	Asset Valuation
10.2	St. Genevieve Resources Emerald Mine Technical review, December 15, 2006
10.3	Equipment Inventory
10.4	Ascendent Copper Corp Scope Study December 2007
10.5	Technical Report on the Emerald Isle Copper Deposit March 10, 2006

99.1	Emerald Isle Cash Flow Analysis

*Incorporated by reference to Exhibit 10.1 of the Company’s filing on Form 8-K on April 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 23, 2010
Sierra Resource Group, Inc.

By:	/s/ James M. Stonehouse
James M. Stonehouse
Chief Executive Officer, Director